UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

ALLIANCE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14200 Park Meadow Drive #200

Chantilly, Virginia 20151

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (703) 814-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As noted in its definitive proxy materials being mailed today, Alliance Bankshares Corporation (“Alliance”) has scheduled its 2011 annual meeting of shareholders (the “2011 Annual Meeting”) for December 7, 2011. The 2011 Annual Meeting is being held to conduct the regular annual meeting business of electing directors and ratifying the appointment of Alliance’s independent registered public accounting firm. Shareholders of record as of the close of business on October 24, 2011 will receive notice of and be entitled to vote at the 2011 Annual Meeting.

Alliance previously announced its intention to combine its 2011 Annual Meeting with a shareholder meeting to vote on Alliance’s proposed merger with and into Eagle Bancorp, Inc. (“Eagle”). Because the proxy statement/prospectus for the shareholder meeting to vote on the proposed merger is not yet completed, in order to comply with annual meeting requirements Alliance is holding a separate 2011 Annual Meeting.

Alliance’s shareholders will not be asked to vote on the proposed merger with Eagle at the 2011 Annual Meeting. Alliance’s proposed merger with Eagle will be addressed in a separate proxy statement/prospectus to be mailed to Alliance’s shareholders in connection with a special meeting of shareholders expected to be held during the first quarter of 2012 for the purpose of voting on the proposed merger and related matters.

Additional Information about the Proposed Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger between Eagle and Alliance.

In connection with the proposed merger, Eagle will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a proxy statement of Alliance and a prospectus of Eagle (a single document referred to as the “proxy statement/prospectus”). The definitive proxy statement/prospectus will be mailed to the shareholders of Alliance seeking their approval of the proposed merger. In addition, each of Eagle and Alliance may file other relevant documents concerning the Merger with the SEC.

INVESTORS AND SECURITY HOLDERS OF ALLIANCE ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS), AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EAGLE, ALLIANCE, THE PROPOSED MERGER AND THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at http://www.sec.gov after they are filed. In addition, documents filed with the SEC by Eagle will be available free of charge from Eagle’s Investors Relations at (301) 986-1800 or on Eagle’s website at

http://www.eaglebankcorp.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Documents filed with the SEC by Alliance will also be available free of charge from Alliance’s Investor Relations at (703) 814-7200 or on Alliance’s website at http://www.alliancebankva.com under the tab “Investor Relations” and then under the heading “Press Releases” or under the heading “Documents/SEC Filings.”

Eagle, Alliance and their respective directors, executive officers and certain other members of management and employees of Eagle, Alliance and their respective subsidiaries may be deemed to be participants in the solicitation of proxies from the shareholders of Alliance in connection with the proposed merger. Information about the directors and executive officers of Eagle is set forth in Eagle’s proxy statement for the 2011 annual meeting of shareholders filed with the SEC on April 7, 2011. Information about the directors and executive officers of Alliance is set forth in Alliance’s proxy statement for the 2011 annual meeting of shareholders filed with the SEC on November 2, 2011. Information about the directors and executive officers of Alliance, as well as certain other members of management and employees of Alliance and its respective subsidiaries, will also be included in the proxy statement/prospectus when it becomes available. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus when it becomes available.

The information on Eagle’s and Alliance’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into the filings either company makes with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)

By:	/s/ William E. Doyle, Jr.
William E. Doyle, Jr. President and Chief Executive Officer

Date: November 2, 2011